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                                                                    Exhibit 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated January 24, 2000 included in NETRO CORPORATION, INC.'s Registration Statement No. 333-30738 on Form S-1.

                                            /s/ ARTHUR ANDERSEN LLP
                                            ------------------------------------


San Jose, California
February 25, 2000


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